PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY, PLANT AND EQUIPMENT, NET
Summary of Property, plant and equipment

	As of December 31,
	2020	2021
Buildings	956	978
Furniture, fixture and equipment	14,913	15,397
Leasehold improvement	80,464	79,469
Motor vehicles	1,130	971
Total	97,463	96,815
Less: Accumulated depreciation	(49,428)	(57,248)
Impairment	(397)	(188)
	47,638	39,379